UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

SITIO ROYALTIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-267802	88-4140242
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1750 Denver, CO 80202
(Address of principal executive offices, including Zip Code)

(720) 640-7620

(Registrant’s telephone number, including area code)

Snapper Merger Sub I, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange
Warrants to purchase Class A common stock	STR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Effective December 29, 2022, Sitio Royalties Corp. (formerly Snapper Merger Sub I, Inc.) (“New Sitio”) completed the previously announced Transactions (as defined below) contemplated by the Agreement and Plan of Merger, dated September 6, 2022 (the “Merger Agreement”), among STR Sub Inc. (formerly Sitio Royalties Corp.) (“Former Sitio”), Brigham Minerals, Inc., a Delaware corporation (“Brigham”), Brigham Minerals Holdings, LLC, a Delaware limited liability company (“Opco LLC”), Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Opco LP”), New Sitio, Snapper Merger Sub IV, Inc., a Delaware corporation (“Brigham Merger Sub”), Snapper Merger Sub V, Inc., a Delaware corporation (“Sitio Merger Sub”), and Snapper Merger Sub II, LLC, a Delaware limited liability company (“Opco Merger Sub LLC”).

The Merger Agreement provides for, among other things, the acquisition of Brigham by Former Sitio in an all-stock transaction through: (i) the merger of Brigham Merger Sub with and into Brigham (the “Brigham Merger”), with Brigham surviving the Brigham Merger as a wholly owned subsidiary of New Sitio, (ii) the merger of Sitio Merger Sub with and into Former Sitio (the “Sitio Merger”), with Former Sitio surviving the Sitio Merger as a wholly owned subsidiary of New Sitio, and (iii) the merger of Opco Merger Sub LLC with and into Opco LLC (the “Opco Merger,” and, together with the Brigham Merger and the Sitio Merger, the “Mergers”), with Opco LLC surviving the Opco Merger as a wholly owned subsidiary of Opco LP, in each case on the terms set forth in the Merger Agreement. On December 29, 2022, the Sitio Merger and the Brigham Merger became effective concurrently (such time as the Sitio Merger and the Brigham Merger became effective, the “First Effective Time”), and the Opco Merger became effective immediately following the First Effective Time (such time as the Opco Merger became effective, the “Second Effective Time”).

As a result of the Mergers, among other things:

(i) each share of Brigham’s Class A common stock, par value $0.01 per share (the “Brigham Class A Common Stock”), issued and outstanding immediately prior to the First Effective Time (other than Excluded Company Shares (as defined in the Merger Agreement), which were cancelled without consideration) was converted into the right to receive 1.133 shares of New Sitio’s Class A common stock, par value $0.0001 per share (the “New Sitio Class A Common Stock”);

(ii) each share of Brigham’s Class B common stock, par value $0.01 per share (the “Brigham Class B Common Stock”), issued and outstanding immediately prior to the First Effective Time (other than Excluded Company Shares (as defined in the Merger Agreement), which were cancelled without consideration, and Dissenting Shares (as defined in the Merger Agreement)) was converted into the right to receive 1.133 shares of New Sitio’s Class C common stock, par value $0.0001 per share (the “New Sitio Class C Common Stock”);

(iii) each share of Former Sitio’s Class A common stock, par value $0.0001 per share (the “Former Sitio Class A Common Stock”), issued and outstanding immediately prior to the First Effective Time (other than Excluded Company Shares (as defined in the Merger Agreement), which were cancelled without consideration) was converted into the right to receive 1 share of New Sitio Class A Common Stock;

(iv) each share of Former Sitio’s Class C common stock, par value $0.0001 per share (the “Former Sitio Class C Common Stock”), issued and outstanding immediately prior to the First Effective Time (other than Excluded Company Shares (as defined in the Merger Agreement), which were cancelled without consideration, and Dissenting Shares (as defined in the Merger Agreement)) was converted into the right to receive 1 share of New Sitio Class C Common Stock;

(v) each warrant exercisable for Former Sitio Class A Common Stock issued and outstanding immediately prior to the First Effective Time was automatically converted to a warrant exercisable for New Sitio Class A Common Stock which the Former Sitio Class A Common Stock issuable upon exercise of such warrant immediately prior to the First Effective Time would have been entitled to receive in the Sitio Merger in accordance with the terms of such warrant; and

(vi) each unit in Opco LLC issued and outstanding immediately prior to the Second Effective Time was converted into the right to receive 1.133 common units representing limited partnership interests in Opco LP (the “Sitio Opco Partnership Units”). On December 29, 2022, the Mergers were consummated in accordance with the Merger Agreement. Upon the consummation of the Mergers, Former Sitio changed its name from “Sitio Royalties Corp.” to “STR Sub Inc.” and New Sitio changed its name from “Snapper Merger Sub I, Inc.” to “Sitio Royalties Corp.”

The issuance of New Sitio Class A Common Stock and warrants pursuant to the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to New Sitio’s registration statement on Form S-4 (File No. 333-267802) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 7, 2022 (as amended, the “Consent Solicitation Statement/Proxy Statement/Prospectus”), and declared effective by the SEC on November 23, 2022. For a more detailed description of the Mergers and the Merger Agreement, please see the Consent Solicitation Statement/Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Former Sitio’s Current Report on Form 8-K, filed with the SEC on September 9, 2022 and incorporated herein by reference.

This Current Report on Form 8-K (this “Current Report”) establishes New Sitio as the successor issuer to Former Sitio pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, shares of New Sitio common stock are deemed to be registered under Section 12(b) of the Exchange Act, and New Sitio is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Sitio hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Registration Rights Agreement

At the closing of the Mergers (the “Closing”), New Sitio entered into a registration rights agreement (the “Registration Rights Agreement”) with certain holders of Opco LLC units as of immediately prior to the Closing (who now are holders of Opco LP units pursuant to the Mergers, the “RRA Parties”). The Registration Rights Agreement grants each RRA Party certain market registration rights with respect to its registrable securities, consisting of shares of New Sitio Class A Common Stock.

The foregoing is only a brief description of the Registration Rights Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Warrant Assignment and Assumption

At the Closing, New Sitio, Former Sitio and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”) entered into an Assignment, Assumption and Amendment Agreement (the “Warrant Agreement Amendment”). The Warrant Agreement Amendment amends that certain Warrant Agreement, dated as of July 20, 2017, by and between Former Sitio and Continental (the “Existing Warrant Agreement”), to provide for the assumption by New Sitio of Former Sitio’s obligations under the Existing Warrant Agreements. Pursuant to the Warrant Agreement Amendment, all Former Sitio warrants under the Existing Warrant Agreement will no longer be exercisable for shares of Former Sitio’s Class A common stock, but instead will be exercisable for shares of New Sitio’s Class A common stock.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Warrant Agreement Amendment, which is included as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Amendment to the Second Amended and Restated Agreement of Limited Partnership of Opco LP

In connection with the Closing, Sitio Royalties GP, LLC, a Delaware limited liability company and wholly owned subsidiary of Former Sitio, entered into an amendment (the “Sitio Opco LPA Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of Opco LP (as amended, the “Sitio Opco LPA”) as the sole general partner of Opco LP. The Sitio Opco LPA Amendment provides that the references to Former Sitio in the Sitio Opco LPA is amended to refer to New Sitio, among other things.

The Sitio Opco LPA after giving effect to the Sitio Opco LPA Amendment also provides that, on the exercise by a limited partner of Opco LP to redeem Sitio Opco Partnership Units, Opco LP will be entitled to settle any such redemption by delivering to the redeeming limited partner, in lieu of shares of New Sitio Class A Common Stock, an amount of cash equal to: (a) other than in the case of clause (b), if the New Sitio Class A Common Stock trades on a securities exchange or automated or electronic quotation system, the product of (x) the number of shares of New Sitio Class A Common Stock that would have been received in such redemption and (y) the volume-weighted average price per share of New Sitio Class A Common Stock for the five consecutive full trading days immediately prior to the delivery of the notice of redemption; (b) if the redemption is in connection with an underwritten offering to the public equity securities of New Sitio pursuant to a registration statement, the product of (x) the number of shares of New Sitio Class A Common Stock that would have been received in such redemption and (y) the price per share of New Sitio Class A Common Stock sold in such public offering (reduced by the amount of any discount associated with such share of New Sitio Class A Common Stock); or (c) if the New Sitio Class A Common Stock no longer trades on a securities exchange or automated or electronic quotation system, the product of (x) the number of shares of New Sitio Class A Common Stock that would have been received in such redemption and (y) the fair market value of one share of New Sitio Class A Common Stock as determined in good faith by the general partner of Opco LP. A description of the Sitio Opco LPA is included in Former Sitio’s Current Report on Form 8-K, dated June 7, 2022. The foregoing description of the Sitio Opco LPA is a summary only and is qualified in its entirety by reference to the full text of the Sitio Opco LPA, a copy of which was filed with the SEC on June 7, 2022 as Exhibit 10.3 to Former Sitio’s Current Report on Form 8-K.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Sitio Opco LPA Amendment, which is included as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Fourth Amendment to Amended and Restated Credit Agreement - Former Sitio

On June 7, 2022, Opco LP, as borrower, and the other guarantors party thereto entered into that certain Second Amended and Restated Credit Agreement (as previously amended by that certain First Amendment to Credit Agreement, dated June 24, 2022, that certain Second Amendment to Credit Agreement, dated July 8, 2022, and that certain Third Amendment to Credit Agreement, dated September 21, 2022, the “Former Sitio Credit Agreement”) with Bank of America, N.A., as the administrative agent and issuing bank, the lenders and the other financial institutions from time to time party thereto, pursuant to which the lenders thereunder made loans and other extensions of credit to Opco LP.

On December 29, 2022, Opco LP and the other guarantors party thereto entered into that certain Fourth Amendment to Credit Agreement (the “RBL Fourth Amendment”), pursuant to which, among other things, the Credit Agreement was amended to (i) permit the consummation of, and the transactions contemplated by, the Mergers described above, (ii) reaffirm the borrowing base under the Former Sitio Credit Agreement at $300,000,000, (iii) designate certain subsidiaries of Brigham as unrestricted subsidiaries (the “Brigham Unrestricted Subsidiaries”), (iv) require that the Brigham Unrestricted Subsidiaries become restricted subsidiaries under the Former Sitio Credit Agreement on or before June 30, 2023 and (v) include restrictions on the amount of debt that can be incurred by the Brigham Unrestricted Subsidiaries before they are designated as restricted subsidiaries under the RBL Credit Agreement.

The above references to and description of the RBL Fourth Amendment do not purport to be complete and are qualified in their entirety by reference to the RBL Fourth Amendment, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

First Amendment to Note Purchase Agreement - Former Sitio

On September 21, 2022, Opco LP, as issuer, and certain subsidiaries of Opco LP as guarantors entered into that certain Note Purchase Agreement (the “Note Purchase Agreement”) with certain banks, financial institutions, lending institutions and other institutional investors party thereto as holders (the “Holders”) and U.S. Bank Trust Company, National Association, as agent for the Holders, pursuant to which Opco LP issued senior unsecured notes to the Holders in an aggregate principal amount of $450,000,000 (the “2026 Senior Notes”).

On December 29, 2022, Opco LP and the guarantors entered into that certain First Amendment to Note Purchase Agreement (the “NPA First Amendment”), pursuant to which, among other things, the Note Purchase Agreement was amended to (i) ( designate the Brigham Unrestricted Subsidiaries as unrestricted subsidiaries under the Note Purchase Agreement, (ii) require that the Brigham Unrestricted Subsidiaries become restricted subsidiaries under the Note Purchase Agreement and the RBL Credit Agreement (as defined in the Note Purchase Agreement on or before June 30, 2023 (iii) postpone the automatic 0.75% (or, in certain circumstances, 1.75%) reduction of the applicable margin on the 2026 Senior Notes from the date when the Mergers are consummated to the date when the Brigham Unrestricted Subsidiaries are designated as restricted subsidiaries under the Note Purchase Agreement and (iv) include restrictions on the amount of debt that can be incurred by the Brigham Unrestricted Subsidiaries before they are designated as restricted subsidiaries under the Note Purchase Agreement.

The above references to and description of the NPA First Amendment do not purport to be complete and are qualified in their entirety by reference to the NPA First Amendment, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Sixth Amendment to Amended and Restated Credit Agreement - Former Brigham

On December 29, 2022, Brigham Resources, LLC (“Brigham Resources”), a wholly owned subsidiary of the Company, as borrower, entered into the Sixth Amendment (the “Sixth Amendment”) to the Credit Agreement among Brigham Resources, the financial institutions party thereto, and Wells Fargo Bank, N.A., as administrative agent (the “Former Brigham Credit Agreement”). The Sixth Amendment, among other things, (i) permits the consummation of the transactions contemplated by the Merger Agreement, (ii) modifies the financial reporting requirements applicable to Brigham Resources in respect of such transactions, (iii) provides that discretionary cash dividends or distributions to the equity owners of Brigham Resources are subject to (in addition to existing leverage and liquidity requirements) trailing twelve month distributable free cash flow, and (iv) establish June 30, 2023 as an outside date for a refinancing or termination of the Former Brigham Credit Agreement.

The foregoing description of the Sixth Amendment is a summary only and is qualified in its entirety by reference to the Sixth Amendment, a copy of which is attached as Exhibit 10.7 to this Current Report and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the Closing, shares of Former Sitio common stock and Brigham common stock were each registered pursuant to Section 12(b) of the Exchange Act and listed on NYSE. As a result of the Mergers, all shares of Former Sitio common stock and Brigham common stock were cancelled. Accordingly, on December 28, 2022, Former Sitio and Brigham each notified NYSE of its intent to remove its securities from listing on NYSE and requested that NYSE file with the SEC an application on Form 25 to report the delisting of its securities from NYSE. On December 29, 2022, in accordance with Former Sitio’s and Brigham’s requests, NYSE filed a Form 25 with respect to Former Sitio securities and Brigham securities with the SEC in order to provide notification of such delisting of such securities under Section 12(b) of the Exchange Act.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in the Introductory Note and Item 1.01, in so far as it relates to the issuance of 3,956,689 Sitio Opco Partnership Units and 74,347,005 shares of New Sitio Class C Common Stock and the terms by which such Sitio Opco Partnership Units and shares of Class C Common Stock may be redeemed or exchanged for 74,347,005 shares of New Sitio Class A Common Stock, is incorporated into this Item 3.02 by reference.

In connection with the Closing, New Sitio will assume Former Sitio’s obligations under those certain Allocation and Assignment Agreements entered into on June 7, 2022. In connection with the receipt of the Sitio Opco Partnership Units and shares of Former Sitio Class C Common Stock pursuant to Former Sitio’s merger with Falcon Minerals Corporation (the “Falcon Merger”), the holders of limited liability company interests in DPM Holdco, LLC (the “DPM Holders”) assigned their right to receive 0.5% of the merger consideration in the Falcon Merger to Former Sitio’s executive officers (who continue to serve as executive officers of New Sitio), representing 309,527 Sitio Opco Partnership Units and 309,527 shares of Former Sitio Class C Common Stock collectively (the “Restricted Securities”), which are subject to certain transfer restrictions and forfeiture if certain conditions are not satisfied. Such Restricted Securities that are shares of Former Sitio Class C Common Stock were exchanged on a 1-for-1 basis in the Mergers, subject to the same transfer restrictions and forfeiture. In connection with the assignment of the right to receive the Restricted Securities, Former Sitio and Opco LP agreed that they would re-issue to the DPM Holders, on a one-for-one basis, Sitio Opco Partnership Units and shares of Former Sitio Class C Common Stock to the extent Restricted Securities are forfeited (such rights, “Allocation Rights”). Following the assumption by New Sitio, Sitio Opco Partnership Units and shares of New Sitio Class C Common Stock will be issued pursuant to Allocation Rights solely to the extent a corresponding forfeiture of Restricted Securities has occurred.

The issuance of Sitio Opco Partnership Units, shares of New Sitio Class C Common Stock and Allocation Rights to the DPM Holders and New Sitio’s executive officers were made in reliance on the exemption from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 3.03	Material Modification to Rights of Security Holders

The section entitled “Comparison of Stockholder Rights and Corporate Governance Matters” beginning on page 164 of the Consent Solicitation Statement/Proxy Statement/Prospectus is incorporated herein and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report and incorporated by reference herein.

The information set forth in the Introductory Note and in Items 2.01 and 5.03 of this Current Report is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

Effective as of December 29, 2022, in connection with the completion of the Mergers, consistent with the information set forth in the Consent Solicitation Statement/Proxy Statement/Prospectus, each of the following individuals were appointed to the New Sitio Board: Morris R. Clark, Alice E. Gould, Claire R. Harvey, Gayle L. Burleson, Jon-Al Duplantier, Richard K. Stoneburner and John R. (“J.R.”) Sult. Noam Lockshin and Christopher L. Conoscenti continue to be members of the New Sitio Board. Each of Morris R. Clark, Claire R. Harvey and John R. (“J.R.”) Sult were appointed to the Audit Committee. Each of Alice E. Gould, Noam Lockshin, Gayle L. Burleson and Jon-Al Duplantier were appointed to the Compensation Committee. Each of John R. (“J.R.”) Sult, Claire R. Harvey and Richard K. Stoneburner were appointed to the Nominating & Corporate Governance Committee.

The table below sets forth the composition of the committees of the New Sitio Board following the Closing:

Board Member	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Noam Lockshin		X
Christopher L. Conoscenti
Morris R. Clark	X - Chair

Alice E. Gould		X - Chair
Claire R. Harvey	X		X
Gayle L. Burleson		X
Jon-Al Duplantier		X
Richard K. Stoneburner			X
John R. (“J.R.”) Sult	X		X - Chair

Appointment of Officers

Effective as of December 29, 2022, in connection with the completion of the Mergers, consistent with the information set forth in the Consent Solicitation Statement/Proxy Statement/Prospectus, New Sitio appointed as its additional officers Jarret Marcoux as Executive Vice President of Engineering & Acquisitions, Britton James as Executive Vice President of Land, A. Dax McDavid as Executive Vice President, Corporate Development and Jim Norris as Vice President, Chief Accounting Officer. The existing officers, Christopher L. Conoscenti as Chief Executive Officer, Carrie Osicka as Chief Financial Officer and Brett Riesenfeld as Executive Vice President, General Counsel & Secretary, continue to be officers of New Sitio.

Indemnification of Directors and Officers

On December 29, 2022, New Sitio entered into indemnification agreements with each of Gayle L. Burleson, Jon-Al Duplantier, Richard K. Stoneburner, John R. (“J.R.”) Sult and A. Dax McDavid. Former Sitio previously entered into indemnification agreements with all other directors and officers as previously disclosed by Former Sitio, which continue to be in effect. These agreements require New Sitio to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to New Sitio, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the indemnification agreements is a summary only and is subject to, and qualified in its entirety by reference to, the form of indemnification agreement, a copy of which is filed as Exhibit 10.2 to this Current Report, is incorporated herein by reference and is substantially similar to the indemnification agreements entered into with each of New Sitio’s directors and officers.

Director Designation Agreement Assignment and Assumption

At the Closing, New Sitio, Former Sitio and certain stockholders of Former Sitio entered into an Assignment, Assumption and Amendment Agreement (the “Director Designation Agreement Amendment”) to that certain director designation agreement, dated as of January 11, 2022 (the “Director Designation Agreement”). As amended, the Director Designation Agreement allows certain stockholders of New Sitio to designate nominees to be included in the slate of nominees recommended by the board of directors of New Sitio so long as such stockholders continue to beneficially own sufficient New Sitio Class A Common Stock and New Sitio Class C Common Stock in accordance with the terms of the Director Designation Agreement, as amended. A description of the Director Designation Agreement is included in Former Sitio’s definitive Proxy Statement, dated May 5, 2022, relating to the special meeting of Former Sitio’s stockholders held on June 3, 2022, in the section entitled “Related Agreements—Director Designation Agreement,” which is incorporated herein by reference. The foregoing description of the Director Designation Agreement is a summary only and is qualified in its entirety by reference to the full text of the Director Designation Agreement, a copy of which was filed with the SEC on January 12, 2022 as Exhibit 10.3 to Former Sitio’s Current Report on Form 8-K.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Director Designation Agreement Amendment, which is included as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Compensatory Plans

In connection with the Closing, New Sitio assumed the following compensatory equity plans of Former Sitio or Brigham, as applicable: the Sitio Royalties Corp. Long Term Incentive Plan, the Sitio Royalties Corp. Affiliate Incentive Plan and the Brigham Minerals, Inc. 2019 Long Term Incentive Plan as well as outstanding awards granted under each applicable plan, including any awards granted in connection with the Mergers, in each case subject to applicable adjustments to such awards in the manner set forth in the Merger Agreement. New Sitio also assumed the remaining share reserves available for issuance under the applicable plan, in each case subject to applicable adjustments to relate to New Sitio common stock.

The information set forth in Item 3.02 of this Current Report regarding the assumption by New Sitio of those certain Allocation and Assignment Agreements entered into on June 7, 2022 by Former Sitio and executive officers of Former Sitio who will continue to serve as executive officers of New Sitio is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation and Bylaws

Effective as of December 28, 2022, in connection with the Mergers, New Sitio amended and restated its certificate of incorporation and its bylaws to reflect the changes contemplated by the Merger Agreement and described in the Consent Solicitation Statement/Proxy Statement/Prospectus, other than changing the corporate name to “Sitio Royalties Corp.”

Effective as of immediately following the completion of the Mergers on December 29, 2022 and in accordance with the Merger Agreement, New Sitio changed the corporate name of New Sitio from “Snapper Merger Sub I, Inc.” to “Sitio Royalties Corp.” and has amended and restated its certificate of incorporation to reflect such name change.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1, and Exhibit 3.2 to this Current Report, which are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On December 29, 2022, New Sitio issued a press release announcing the consummation of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with Closing, New Sitio is providing certain disclosures regarding Brigham Minerals, Inc. and its business prior to the closing of the Mergers. Such disclosures are attached hereto as Exhibits 99.4, 99.5 and 99.7 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

•

Audited consolidated financial statements of Brigham Minerals, Inc., as of December 31, 2021 and 2020 and for each of the three years ended December 31, 2021, 2020 and 2019, and the related notes to the consolidated financial statements, attached as Exhibit 99.2 hereto; and

•

Unaudited combined and consolidated financial statements of Brigham Minerals, Inc. as of September 30, 2022 and December 31, 2021 and for the nine months ended September 30, 2022 and 2021, and the related notes to the combined and consolidated financial statements, attached as Exhibit 99.3 hereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated combined financial information of New Sitio, giving effect to the Mergers and the transactions contemplated in connection therewith, attached as Exhibit 99.6 hereto, are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet as of September 30, 2022;

•	Unaudited Pro Forma Condensed Consolidated Combined Statements of Operations for the year ended December 31, 2021 and nine months ended September 30, 2022; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1^	Agreement and Plan of Merger, dated as of September 6, 2022, by and among Sitio Royalties Corp., Brigham Minerals, Inc., Brigham Minerals Holdings, LLC, Sitio Royalties Operating Partnership, LP, Snapper Merger Sub I, Inc., Snapper Merger Sub IV, Inc., Snapper Merger Sub V, Inc., and Snapper Merger Sub II, LLC (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K dated September 9, 2022).

3.1	Amended and Restated Certificate of Incorporation of New Sitio, filed on December 28, 2022, effective as of December 29, 2022.

3.2	Amended and Restated Bylaws of New Sitio, adopted on December 29, 2022.

4.1	Warrant Agreement Assignment, Assumption and Amendment Agreement, dated as of December 29, 2022, among New Sitio, Former Sitio and Continental Stock Transfer & Trust Company.

10.1	Form of Registration Rights Agreement, dated December 29, 2022, between New Sitio, Former Sitio and certain holders of Opco LLC units.

10.2	Form of Indemnification Agreement.

10.3	Director Designation Agreement Assignment, Assumption and Amendment Agreement, by and among New Sitio, Former Sitio, and certain principal stockholders, dated December 29, 2022.

10.4	Amendment to Second Amended and Restated Agreement of Limited Partnership of Sitio Royalties Operating Partnership, L.P., dated as of December 28, 2022

10.5	Fourth Amendment to Credit Agreement, among Opco LP, the other guarantors party thereto and Bank of America, N.A., dated December 29, 2022.

10.6	First Amendment to Note Purchase Agreement, among Opco LP and guarantors party thereto, dated December 29, 2022.

10.7	Sixth Amendment to Credit Agreement among Brigham Resources, the financial institutions party thereto, and Wells Fargo Bank, N.A., dated December 29, 2022,

99.1	Press Release, dated December 29, 2022.

99.2	Historical audited financial statements of Brigham Minerals, Inc. as December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019

99.3	Historical unaudited financial statements of Brigham Minerals, Inc. as of September 30, 2022 and December 31, 2021 and for the nine months ended September 30, 2022 and 2021.

99.4	Risks Factors Related to Brigham Minerals, Inc.

99.5	Information about Brigham Minerals, Inc.

99.6	Unaudited pro forma condensed consolidated combined financial statements of Sitio Royalties Corp.

99.7	Cawley, Gillespie & Associates, Inc., Summary of Reserves of Brigham Resources, LLC as of December 31, 2021.

^

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules or exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITIO ROYALTIES CORP. (FORMERLY SNAPPER MERGER SUB I, INC.)

By:	/s/ Brett Riesenfeld
Name:	Brett Riesenfeld
Title:	Executive Vice President, General Counsel and Secretary

Dated: December 29, 2022